UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 1, 2024, Molina Healthcare, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 8, 2024 (the “Record Date”), a total of 58,583,802 shares of the Company’s common stock (the “Common Stock”) were issued and outstanding. At the Annual Meeting, holders of 51,263,601 shares of Common Stock, or 87.5% of shares outstanding on the Record Date, were represented in person or by proxy, constituting a quorum.

With regard to Proposal No. 1, for the election of the nine directors named below to hold office until the 2025 annual meeting, the stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Barbara L. Brasier	49,049,593	498,076	28,781	1,687,151
Daniel Cooperman	48,151,456	1,395,111	29,883	1,687,151
Stephen H. Lockhart	49,233,328	313,297	29,825	1,687,151
Steven J. Orlando	44,835,004	4,611,955	129,491	1,687,151
Ronna E. Romney	41,998,893	7,548,829	28,728	1,687,151
Richard M. Schapiro	49,233,693	313,155	29,602	1,687,151
Dale B. Wolf	43,917,350	5,531,828	127,272	1,687,151
Richard C. Zoretic	49,246,032	300,566	29,852	1,687,151
Joseph M. Zubretsky	48,434,373	1,110,461	31,616	1,687,151
With regard to Proposal No. 2, for the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,266,687	3,277,670	32,093	1,687,151
With regard to Proposal No. 3, for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,658,680	2,568,533	36,388	—
With regard to Proposal No. 4, the shareholder proposal regarding simple majority voting, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,541,115	44,972,927	62,408	1,687,151

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 3, 2024	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary